UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2019 (June 30, 2019)

AMERICAN BRIVISION (HOLDING) CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd.

Fremont, CA 94538

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 291-1291

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01	Entry into a Material Definitive Agreement

On July 12, 2019, American BriVision (Holding) Corporation (the “Company,” “we” or “us”) filed a current report on Form 8-K (the “8-K”) with the United States Securities and Exchange Commission to disclose that the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with BioFirst Corporation (“BioFirst”), a Taiwanese corporation, on June 30, 2019. The Company herein amends the 8-K to clarify that the Company is in the process of issuing 428,571 shares of the Company’s common stock (the “Shares”) to BioFirst pursuant to the Purchase Agreement but has not completed such issuance yet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BRIVISION (HOLDING) CORPORATION

Date: July 24, 2019	By:	/s/ Eugene Jiang
	Name:	Eugene Jiang
	Title:	Interim Chief Financial Officer

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